First Quarter Earnings Release Materials April 29, 2025 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

2 Forward Looking Statements Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 as amended, including statements as to: our expectations regarding capturing volume at the Augusta mill; our expectations regarding additional savings from our fixed cost reduction efforts; our optimism about the long-term prospects of paperboard packaging; the Company’s strategic positioning to capitalize on the paperboard industry’s cyclical nature and deliver strong returns; product demand and industry trends; assumptions for Q2 2025 and full year 2025, including operational factors, interest, capital, lower input costs, lower pricing and inflation, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; our focus on free cash flow generation through operational efficiencies and demand; our plans to explore avenues for strategic growth opportunities, particularly to expand our own product offerings; continued investments into our assets to strengthen our competitive advantages and maintain our long-term performance; expectations regarding the paperboard market; inventory management; and our financial flexibility; and repurchases under the existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: there may be unexpected costs, charges or expenses resulting from the tissue business sale transaction, including purchase price adjustments; competitive responses to the tissue business sale transaction; achievement of anticipated financial results and other benefits of the tissue business sale transaction; potential risks associated with operating without the tissue business, including less diversification in products offered; changes in our capital structure; risks relating to the achievement of anticipated financial results and other benefits of the Augusta, Georgia paperboard manufacturing facility acquisition; competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; cyclical industry conditions; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and transportation costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and the company’s operations; changes in customer product preferences and competitors’ product offerings; labor disruptions; cyber-security risks; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; our ability to execute on our growth and expansion strategies; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; our ability to attract, motivate, train and retain qualified and key personnel; our ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA from continuing operations. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of Adjusted EBITDA to the most relevant GAAP measure is available in the appendix of this presentation.

3 Utilized ~$850 million of net proceeds from sale to pay down debt Completed sale of tissue business for $1.06 billion on November 1 Completed acquisition of Augusta paperboard mill for $700M on May 1 LIGHTWEIGHT PRODUCTS Increased total SBS capacity to ~1.4M tons Balanced network to deliver lower landed costs and targeting synergies of $40-50M by end of 2026 2024 Was a Transformational Year For Clearwater Paper $100 million share repurchase authorization approved Launched and executed a new share repurchase program Repurchased $11M of shares in first quarter of 2025 Transforming Clearwater into a leading paperboard packaging supplier Strengthened our position as a premier, independent supplier of paperboard packaging products to North American converters A strong balance sheet with 1-2x net leverage ratio target across cycle Paid down all credit facilities, except $275 million of 2028 notes with an interest rate of 4.75% 1. Subject to customary adjustments 1

Clearwater is Well Positioned to Deliver Strong Returns Across the Cycle

Paperboard industry is cyclical, driven by supply and demand balance

Currently in downcycle as new capacity is added ahead of demand recovery

Across the cycle Adjusted EBITDA margins target of 13% to 14%

Delivering a 40-50% Adjusted EBITDA to free cash flow conversion rate[1], or $100M+ per year

Clearwater is focused on value creation across the cycle

- Near-term focus on reducing fixed cost structure by $30-40M in 2025; implemented 10% reductions in positions
- Continued investment in assets to enhance competitiveness
- Exploring growth opportunities to expand product offering through internal investments or acquisitions
- Strong balance sheet to sustain the business and create strategic options across the cycle

TARGETING STRONG CASH FLOW GENERATION ACROSS THE CYCLE

ADJUSTED EBITDA TARGET MARGINS

>16%
Cycle peak
(>95% utilization,
50-60% FCF conversion)

~13 to 14%
Average across cycle
(90-95% utilization,
40-50% FCF conversion)

<10%
Downcycle
(<85% utilization,
0-20% FCF conversion)

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1. Cash flow from operating activities adjusted for other operating charges less capital, divided by Adjusted EBITDA

5 Exploring Options to Expand Our Product Offering Post consumer recycled content Developed and in market Provide options for converter customers to service sustainability driven Consumer Packaged Goods (CPG) and Quick Service Restaurants (QSR) customers Compostable plate Developed and expected in market by year end Enable our plate converter customers to meet demands of leading domestic retailers Lightweight folding carton Developing and expected in market in 2026 Offer alternatives to Folding Boxboard (FBB) imports with superior performance Poly-free coatings / barriers Continuing to develop options in addition to current offering Meet current and future needs of sustainability driven cup converters looking for a poly-free offering Beverage carrier grade (CUK) Evaluating market potential and existing equipment capabilities Enable independent converters to better compete with large integrated incumbents Recycled paperboard grade (CRB) Open to evaluating M&A Options Provide a more complete paperboard offering to existing Solid Bleached Sulfate (SBS) customers Initiative Status Objective

INDUSTRY TRENDS

SBS PAPERBOARD SHIPMENTS IMPROVED IN Q1'25, PROJECTED TO GROW IN 2025

- Industry shipments[1] up ~1% Q1’25 vs Q4’24
- Shipments projected to grow by 3 to 5%[2] in 2025
- Domestic demand expected to recover to pre-COVID levels by end of 2025

BLEACHED PAPERBOARD NET EXPORTS ARE EXPECTED TO IMPROVE IN 2025

- Imports forecasted to decrease by ~5%[2] in 2025 vs. 2024
- Exports forecasted to increase by ~1%[2] in 2025 vs. 2024
- Uncertainty around impact of tariffs on imports and exports

UTILIZATION RATES UP FROM Q1’24 AND SEQUENTIALLY, BUT BELOW THE CROSS CYCLE AVERAGE

- Industry operating rates[1] at 88% Q1’25 vs. 84% Q1’24
- N.A. capacity[2] remained largely unchanged
- New industry capacity being added in Q2’25[2]
- Balanced market will have utilization rates between 90 and 95%[2]

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1. Based on data from AF&PA. 2. Based on data reported by RISI Fastmarkets and other industry sources.

7 +46% increase in Q1’25 vs. Q1’24 Primarily due to Augusta acquisition -4% decrease in Q1’25 average pricing vs. Q1’24 Consistent with industry trends Q1 2025 Financial Summary NET SALES FROM CONTINUING OPERATIONS $378M NET LOSS FROM CONTINUING OPERATIONS $6M PARTIALLY OFFSET BY MARKET DRIVEN PRICE DECREASES ADJUSTED EBITDA FROM CONTINUING OPERATIONS $30M ADJUSTED EBITDA MARGIN FROM CONTINUING OPERATIONS 8% ADJUSTED EBITDA AT TOP END OF GUIDANCE RANGE Strong operational performance, higher volumes, and improved cost structure COMBINED WITH A STRONG BALANCE SHEET Net leverage ratio at 1.5x Repurchased $11M of shares, $15M since new $100M authorization in November of 2024 SIGNIFICANT GROWTH IN PAPERBOARD SALES VOLUME See Appendix for Non-GAAP reconciliations

8 Q1’25 VS Q1’24 Adjusted EBITDA Results from Continuing Operations ($ in millions) $14.2 $14.1 -$0.9 $29.8 -$4.4 $6.8 Q1'24 Adj. EBITDA Price/Mix Volume Costs/Other SG&A Q1'25 Adj. EBITDA Lower paperboard market pricing as reported by RISI, partially offset by higher pricing on external pulp sales Improved operating performance and cost structure, partially offset by inflation Higher sales and production, primarily from Augusta acquisition

9 Outlook and Assumptions for Q2 and Full Year 2025 Q2 2025: $35 to $45M of Adjusted EBITDA1 ~5% growth in sales and production volumes vs Q1’25 Additional benefits from fixed cost reduction efforts $6 million lower energy expenses due to seasonality vs Q1’25 Other input costs stable, no tariff impacts included in outlook $7 to $9 million of planned major maintenance costs at Cypress Bend, AR mill FY 2025 Assumptions Capacity utilization at ~85%, with approximately $1.5 to $1.6B of revenue Full year benefit of Augusta sales volume Improved mill operating performance offsetting lower pricing and inflation $30-40M fixed cost reduction in 2025, $40-50M annual run rate benefit $45-50M of total direct major maintenance cost (Q2 Cypress Bend, Q3 Lewiston, Q4 Augusta) $80-90M of capital expenditures, including large project carryover spend 1. As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from Adjusted EBITDA to the comparable GAAP financial measure, the Company is unable to reconcile the Adjusted EBITDA projections without unreasonable efforts. Therefore, no reconciliation is being provided at this time. These items could result in significant adjustments from the most comparable GAAP measure.

10 Optimized Capital Allocation Approach Supports Value Creation $70-80M EXPECTED ANNUAL MAINTENANCE CAPEX, EXCLUDING LARGE REPLACEMENT PROJECTS 1-2x TARGET LEVERAGE RATIO Investing to maintain the long-term performance of our assets Evaluating capital investments to diversify product portfolio Opportunistic M&A to support strategic priorities Return capital to shareholders through share buybacks Utilizing free cash flow (FCF) to deleverage our balance sheet

11 Optimistic About Long-Term Value Creation Sharp focus on improving and growing our paperboard business • Meaningfully de-levered balance sheet with proceeds from tissue sale • Focus on growing our position as a premier independent paperboard packaging supplier to North American converters Well invested asset base to support future growth • High quality paperboard assets well positioned across the U.S. to efficiently service North American converters • Strong legacy of prioritizing sustainability • Focused on expanding product portfolio through internal investment and opportunistic M&A Focused on optimizing business to deliver free cash flows • Driving improvement in operational performance • Consistently investing to maintain competitiveness of our assets • Strategically deploy capital to create long-term shareholder value

12 Appendix

13 Financial Performance ($ IN MILLIONS, UNAUDITED) March 31, 2025 December 31, 2024 March 31, 2024 Net sales $ 378.2 $ 387.1 $ 258.8 Costs and expenses: Cost of sales 341.5 372.4 225.5 Selling, general and administrative expenses 28.9 26.7 28.1 Other operating charges, net 11.8 3.7 6.0 Total operating costs and expenses 382.2 402.8 259.6 Total income (loss) from operations (4.0) (15.7) (0.8) Total non-operating expense 3.6 (13.6) (0.9) Total income (loss) from operations before income taxes (7.7) (29.3) (1.7) Income tax provision (benefit) (1.8) (9.7) 0.5 Total income (loss) from operations (5.9) (19.6) (2.1) Income from discontinued operations, net of tax (0.4) 218.7 19.3 Net income $ (6.3) $ 199.1 $ 17.2 Quarter Ended

14 Reconciliation of Adjusted EBITDA ($ IN MILLIONS, UNAUDITED) March 31, 2025 December 31, 2024 March 31, 2024 Net income (loss) $ (6.3) $ 199.1 $ 17.2 Add (deduct): Less: Income from discontinued operations, net of tax (0.4) 218.8 19.3 Income from continuing operations (5.9) (19.6) (2.1) Income tax provision (benefit) (1.8) (9.7) 0.5 Interest expense, net 3.3 5.3 1.2 Depreciation and amortization expense 22.0 21.5 9.0 Other operating charges, net 11.8 3.7 6.0 Other non-operating expense (income) 0.3 (0.7) (0.3) Debt retirement costs - 9.1 - Adjusted EBITDA from continuing operations 29.8 9.5 14.2 Adjusted EBITDA Margin 7.9% 2.5% 5.5% Quarter Ended

15 Q4’24 VS Q1’25 Adjusted EBITDA Results from Continuing Operations ($ in millions) $9.5 $27.5 -$2.2 $29.8 -$1.5 -$3.5 Q4'24 Adj. EBITDA Price/Mix Volume Costs/Other SGA Q1'25 Adj. EBITDA Lower paperboard production and sales volumes Cost reduction initiatives and no planned major maintenance

16 Key Metrics March 31, 2025 December 31, 2024 March 31, 2024 Food service $ 151.4 $ 174.0 $ 89.6 Folding carton 148.4 143.5 107.0 Sheeting & distribution 38.8 36.9 40.4 Pulp and other 39.6 32.7 21.8 Net sales 378.2 $ 387.1 $ 258.8 Input cost (raw materials & energy) $ 168.4 $ 165.9 $ 115.5 Labor and overhead 117.1 148.3 80.4 Supply chain costs (principally freight) 36.3 38.7 26.2 Depreciation 21.0 20.7 8.0 Other (1.3) (1.2) (4.7) Cost of sales $ 341.5 $ 372.4 $ 225.5 Total paperboard volumes 289,487 306,692 187,303 Net sales price per ton $ 1,188 $ 1,177 $ 1,284 Quarter Ended